SUNAMERICA INCOME FUNDS

                Supplement to the Prospectus dated July 29, 2002

         Under the section entitled "Selecting a Share Class" on page 14 of the Prospectus, the second sentence of the second paragraph is replaced with the following:

         An investor may purchase Class B shares up to $250,000 in any one purchase.

         Under the section entitled "Selecting a Share Class" on page 14, the fifth bullet point under "Class B" is replaced in its entirety with the following:

            o Purchases in an amount over $250,000 will not be permitted. You should consult your financial adviser to determine whether other share classes are more beneficial given your circumstances.

         Also, under the section entitled "Selecting a Share Class" on page 14, the following bullet point is inserted under "Class Z":

            o Also offered to institutional investors who invest a minimum of $10 million.

         In addition, the following paragraph is added to the section entitled "Reducing your Class A sales charges" on page 15 of the
Prospectus:

         If you maintain brokerage accounts with multiple financial advisers, you may be entitled to a lower front-end sales load by aggregating the investments in those brokerage accounts. Please provide your account information to your financial adviser(s) to see if you may be eligible for a sales charge reduction.

         Effective September 1, 2003, the Net Asset Value Transfer Program is no longer being offered.

Dated: July 15, 2003

                          SUNAMERICA INCOME FUNDS

 Supplement to the Statement of Additional Information dated July 29, 2002


         Effective September 1, 2003, the Net Asset Value Transfer Program described on page B-76 of the Statement of Additional Information is no longer being offered.

Dated: July 15, 2003